Exhibit 10.2

FORM OF TRANSACTION SUPPORT AGREEMENT

This Transaction Support Agreement (this “Agreement”) is dated as of June 21, 2021, by and among Thimble Point Acquisition Corp., a Delaware corporation (“THMA”), [    ], a [        ] (the “Company Stockholder”), and Pear Therapeutics, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Company Stockholder is the holder of record and “beneficial owner” (as such term is used herein, within the meaning of Rule 13d-3 under the Exchange Act) of the number and type of Equity Securities of the Company set forth on Schedule I hereto (together with any other Equity Securities of the Company that the Company Stockholder acquires record or beneficial ownership after the date hereof, collectively, the “Subject Company Shares”);

WHEREAS, immediately prior to the execution and delivery of this Agreement, THMA, Oz Merger Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of THMA (“Merger Sub”), and the Company entered into a Business Combination Agreement (as amended or modified from time to time, the “Business Combination Agreement”), dated as of the date hereof, pursuant to which, among other transactions, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing on as the surviving entity and a direct wholly-owned Subsidiary of THMA, on the terms and conditions set forth therein;

WHEREAS, upon and subject to the occurrence of the consummation of the Merger, on the terms and subject to the conditions set forth herein, each of the agreements listed on Schedule III hereto (collectively, the “Investor Agreements”) will terminate pursuant to the requisite consent of the Company and the parties thereto; and

WHEREAS, in connection with, and as an inducement to, THMA and the Company entering into the Business Combination Agreement and consummating the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

COMPANY STOCKHOLDER SUPPORT AGREEMENT; COVENANTS

Section 1.1    Binding Effect of Business Combination Agreement. The Company Stockholder hereby acknowledges that it has read the Business Combination Agreement and this

Agreement and has had the opportunity to consult with its tax and legal advisors. The Company Stockholder shall be bound by and comply with Sections 6.4 (Public Announcements) and 6.6 (Exclusive Dealing), of the Business Combination Agreement (and any relevant definitions contained in any such Sections) as if the Company Stockholder was an original signatory to the Business Combination Agreement with respect to such provisions and each reference to the Company in such provision referred to the Company Stockholder.

Section 1.2    No Transfer. During the period commencing on the date hereof and ending on the earlier of (a) the Effective Time and (b) such date and time as the Business Combination Agreement shall be terminated in accordance with Section 8.1 thereof (the earlier of clauses (a) and (b) herein, the “Expiration Time”), the Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Registration Statement / Proxy Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Company Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Subject Company Shares (clauses (i) and (ii) collectively, a “Transfer”) or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); provided, however, that the foregoing shall not prohibit Transfers between the Company Stockholder and any Affiliate of the Company Stockholder and their respective Affiliates, so long as, prior to and as a condition to the effectiveness of any such Transfer to an Affiliate, such Affiliate executes and delivers to THMA and the Company a joinder to this Agreement in the form attached hereto as Annex A.

Section 1.3    New Shares. In the event that (a) any Equity Securities of the Company are issued to the Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Company Shares of, on or affecting the Subject Company Shares owned by the Company Stockholder or otherwise, (b) the Company Stockholder purchases or otherwise acquires beneficial ownership of any Equity Securities of the Company after the date of this Agreement, or (c) the Company Stockholder acquires the right to vote or share in the voting of any Equity Securities of the Company after the date of this Agreement (such Subject Company Shares or other Equity Securities of the Company, collectively the “New Securities”), then such New Securities acquired or purchased by the Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Company Shares owned by the Company Stockholder as of the date hereof.

Section 1.4    Company Stockholder Support Agreements.

(a)    At any meeting of the shareholders of the Company prior to the termination of this provision pursuant to Section 3.1, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of the Company is sought, the Company Stockholder shall (a) appear at each such meeting or otherwise cause all of its Subject Company Shares to be counted as present thereat for purposes of calculating a quorum and (b) vote (or cause to be voted), in person or by proxy, or execute and deliver, as promptly as reasonably practicable (and in any event within 48 hours) following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act, a written consent (in such other form and substance as reasonably agreed by THMA and the Company, including in the form attached as attached hereto as Annex B), or cause such a written consent to be executed and delivered, covering all of its Subject Company Shares, (i) approving and adopting the Business Combination Agreement and the transactions contemplated thereby (including the Merger), (ii) against any proposal relating to a Company Acquisition Proposal and (iii) against any proposal, action or agreement that would impede, frustrate, prevent or nullify the consummation of the Merger (including those proposals that would result in a breach in any respect of any covenant, representation, warranty or other obligation or agreement of the Company under the Business Combination Agreement) or any of the other transactions contemplated by the Business Combination Agreement.

(b)    During the period commencing on the date hereof and ending at the Expiration Time, the Company Stockholder shall not modify or amend any Contract between or among the Company Stockholder, any family member of the Company Stockholder or any Affiliate of the Company Stockholder (other than the Company or any of its Subsidiaries), on the one hand, and the Company or any of the Company’s Subsidiaries, on the other hand.

(c)    Nothing contained in this Agreement shall be deemed to vest in THMA any direct or indirect ownership or incidence of ownership of any Equity Securities of the Company. All rights, ownership and economics benefits of and relating to the Subject Company Shares shall remain vested in and belong to the Company Stockholder.

Section 1.5    Irrevocable Proxy. Subject to the last sentence of this Section 1.5, and solely in the event of a failure by the Company Stockholder to act in accordance with the Company Stockholder’s obligations as to voting all of its Subject Company Shares pursuant to Section 1.4 hereof prior to the termination of this provision pursuant to Section 3.1, and the Company Stockholder fails to vote (or cause to be voted), in person or by proxy, or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering all of its Subject Company Shares for a period of three days after such request, the Company Stockholder hereby grants a proxy appointing THMA as the Company Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in the Company Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power with respect to any matter referenced in Section 1.4. This proxy and power of attorney is given by the Company Stockholder in connection with, and in consideration of, the execution of the Business Combination Agreement by THMA and to secure the performance of the duties of the Company Stockholder under this Agreement. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the termination of this Agreement.

Section 1.6    Additional Agreements.

(a)    Waiver of Anti-dilution Protection. Subject to, and conditioned upon, the occurrence of the Closing, to the fullest extent permitted by law, (i) the Company Stockholder hereby irrevocably (i) waives any anti-dilution protections, and (ii) agrees not to assert or perfect, any rights to adjustment or other anti-dilution protection with respect to the rate that any Equity Securities of the Company (other than Company Common Shares) convert into Company Common Shares, solely in connection with the transactions contemplated by the Business Combination Agreement. The preceding sentence shall be void and of no force and effect if the Business Combination Agreement has been terminated for any reason.

(b)    Waiver of Appraisal Rights; Litigation. The Company Stockholder hereby knowingly, irrevocably and unconditionally agrees not to assert, exercise or perfect, directly or indirectly, and waives all rights of appraisal, dissenters’ rights and similar rights relating to the Merger and the other transactions contemplated by the Business Combination Agreement that such Company Stockholder or any other Person may have by virtue of, or with respect to, all of the Company Shares held by such Stockholder, whether under the DGCL or other applicable law, contract or otherwise. The Company Stockholder further agrees not to commence, join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against THMA or the Company or any of their respective affiliates and each of their successors or directors relating to the negotiation, execution or delivery of this Agreement or the Business Combination Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Business Combination Agreement (including any claim seeking to enjoin or delay the Closing), (ii) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the negotiation and entry into this Agreement, the Business Combination Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing or (iii) the treatment of the Company Shares under the Business Combination Agreement.

(c)    Corporate Opportunities. To the fullest extent permitted by applicable law, THMA, which will file a name change and appoint directors pursuant to the Business Combination Agreement in connection with the Closing (as of the Closing, the “Corporation”), on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Corporation and its Subsidiaries in, or in being offered an opportunity to participate in, any business opportunities that are from time to time presented to the Company Stockholder or any of its Affiliates or any of its or their agents, shareholders, members, partners, directors, officers, employees, Affiliates or Subsidiaries (other than the Corporation and its Subsidiaries), including any director, board observer or officer of the Corporation who is also an agent, shareholder, member, partner, director, officer, employee, Affiliate or Subsidiary of the Company Stockholder (each, a “Business Opportunities Exempt Party”), even if the business opportunity is one that the Corporation or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no Business Opportunities Exempt Party shall have any duty to communicate or offer any such business opportunity to the Corporation or be liable to the Corporation or any of its Subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director, board observer or officer or controlling stockholder or otherwise, and the Corporation shall indemnify each Business Opportunities Exempt Party against any claim that such Person is liable to the Corporation or its stockholders for breach of any fiduciary duty, by reason of the fact that such Person (i) participates in, pursues or acquires any such business opportunity, (ii) directs any such business opportunity to another Person or (iii) fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its Subsidiaries, unless, in the case of a Person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Corporation.

(d)    Trust Account Waiver. Reference is made to the final prospectus of THMA, filed with the SEC (File No. 333-252150) on February 1, 2020 (the “Prospectus”). The Company Stockholder acknowledges and agrees and understands that THMA has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of THMA’s public stockholders (including overallotment shares acquired by THMA’s underwriters), and THMA may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of THMA entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company Stockholder hereby agrees that, notwithstanding the foregoing or anything to the contrary in this Agreement, the Company Stockholder does not now or shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, and shall not make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between THMA or any of its affiliates or representatives, on the one hand, and, the Company Stockholder, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Company Stockholder hereby irrevocably waives any Trust Account Released Claims that it may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or contracts, agreements or other arrangements with THMA or any of its affiliates or representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with THMA or any of its affiliates or representatives), other than for the release of proceeds from the Trust Account upon the consummation of the Merger. This Section 1.6(d) shall survive the termination of this Agreement for any reason.

Section 1.7    Termination of Investor Agreements. Each Company Stockholder, by this Agreement, and with respect to any of its Subject Company Shares, severally and not jointly, hereby shall terminate, subject to the occurrence of, and effective immediately prior to, the Effective Time, each of the Investor Agreements to which such Company Stockholder is a party, and if applicable to such Company Stockholder, any rights under any letter agreement providing for redemption rights, put rights, purchase rights, information rights, rights to consult with and advise management, inspection rights, preemptive rights, observer rights with respect to the Company’s board of directors or rights to receive information delivered to the Company’s board of directors or other similar rights not generally available to stockholders of the Company between such Stockholder and the Company, but excluding, for the avoidance of doubt, any rights such Stockholder may have that relate to any indemnification, commercial or employment agreements or arrangements between such Stockholder and the Company or any subsidiary, which shall survive in accordance with their terms.

Section 1.8    Further Assurances. The Company Stockholder shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Merger and the other transactions contemplated by the Business Combination Agreement on the terms and subject to the conditions set forth therein and herein.

Section 1.9    No Inconsistent Agreement. The Company Stockholder hereby represents and covenants that the Company Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of the Company Stockholder’s obligations hereunder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1    Representations and Warranties of the Company Stockholders. The Company Stockholder represents and warrants as of the date hereof to THMA and the Company (solely with respect to itself, himself or herself) as follows:

(a)    Organization; Due Authorization. If the Company Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of the Company Stockholder. If the Company Stockholder is an individual, the Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by the Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of the Company Stockholder, enforceable against the Company Stockholder in accordance with the terms hereof (subject to the Bankruptcy and Equity Exception). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Company Stockholder.

(b)    Ownership. The Company Stockholder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, all of the Company Stockholder’s Subject Company Shares set forth on Schedule I, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Company Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Company Shares, other than Liens pursuant to (i) this Agreement, (ii) the Governing Documents of the Company, (iii) the Business Combination Agreement, or (iv) any applicable securities Laws. The Company Stockholder’s Subject Company Shares are the only Equity Securities in the Company owned of record or beneficially by the Company Stockholder on the date of this Agreement, and none of the Company Stockholder’s Subject Company Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Company Shares, except as provided hereunder. The Company Stockholder does not hold or own any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c)    No Conflicts. The execution and delivery of this Agreement by the Company Stockholder does not, and the performance by the Company Stockholder of his, her or its obligations hereunder will not, (i) if the Company Stockholder is not an individual, conflict with or result in a violation of     the organizational documents of the Company Stockholder or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon the Company Stockholder or the Company Stockholder’s Subject Company Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Company Stockholder of its, his or her obligations under this Agreement.

(d)    Litigation. There is no Proceeding pending against the Company Stockholder, or to the knowledge of the Company Stockholder, threatened in writing against the Company Stockholder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Company Stockholder of its, his or her obligations under this Agreement.

(e)    Affiliate Arrangements. Except as set forth on Schedule II attached hereto, neither the Company Stockholder nor any family member of the Company Stockholder or, to the knowledge of the Company Stockholder, any Person in which the Company Stockholder has a direct or indirect legal, contractual or beneficial ownership of 5% or greater is party to, or has any rights with respect to or arising from, any Contract with the Company or its Subsidiaries.

(f)    Acknowledgment. The Company Stockholder understands and acknowledges that each of THMA and the Company is entering into the Business Combination Agreement in reliance upon the Company Stockholder’s execution and delivery of this Agreement.

(g)    No Other Representations or Warranties. Except for the representations and warranties made by the Company Stockholder in this Article II, no Company Stockholder nor any other Person makes any express or implied representation or warranty to THMA or the Company in connection with this Agreement or the transactions contemplated by this Agreement, and each Company Stockholder expressly disclaims any such other representations or warranties.

ARTICLE III

MISCELLANEOUS

Section 3.1    Termination. This Agreement and the applicable provisions set forth herein shall terminate and be of no further force or effect upon the earliest to occur of (a) the Expiration Time, and (c) the written agreement of the Company Stockholder, THMA, and the Company to terminate this Agreement. Upon the termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. Section 1.6(d) and this ARTICLE III shall survive the termination of this Agreement.

Section 3.2    Governing Law. This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Section 3.3    CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. (A) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION, ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE OR, IN THE EVENT EACH FEDERAL COURT WITHIN THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION, ANY OTHER DELAWARE STATE COURT), FOR THE PURPOSES OF ANY PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT, AND FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION OR AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION AGAINST SUCH PARTY (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, (A) ANY CLAIM THAT SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE COURTS AS DESCRIBED IN THIS SECTION 3.3 FOR ANY REASON, (B) THAT SUCH PARTY OR SUCH PARTY’S PROPERTY IS EXEMPT OR IMMUNE FROM THE JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) AND (C) THAT (X) THE PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IN ANY SUCH COURT IS BROUGHT AGAINST SUCH PARTY IN AN INCONVENIENT FORUM, (Y) THE VENUE OF SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION AGAINST SUCH PARTY IS IMPROPER OR (Z) THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED

AGAINST SUCH PARTY IN OR BY SUCH COURTS. EACH PARTY AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH IN SECTION 3.9 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION.

(b)     WAIVER OF TRIAL BY JURY. THE PARTIES EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF AN ORIGINAL COUNTERPART OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3.3.

Section 3.4    Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of all of the other parties hereto.

Section 3.5    Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 3.6    Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by THMA, the Company and the Company Stockholder.

Section 3.7    Severability. If any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 3.8    Disclosure. The Company Stockholder hereby authorizes THMA and the Company to publish and disclose in any announcement or disclosure required by the SEC the Company Stockholder’s identity and ownership of the Subject Company Shares and the nature of the Company Stockholder’s obligations under this Agreement.

Section 3.9    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the parties as follows:

If to THMA:

Thimble Point Acquisition Corp.

195 Church Street, 15th Floor

New Haven, Connecticut 06510

Attention:         Elon Boms

Email:              elon@pvfamilyoffice.com

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention:         Melissa Sawyer

Email:               sawyerm@sullcrom.com

If to the Company, to:

Pear Therapeutics, Inc.

200 State Street, 13th Floor

Boston, Massachusetts 02109

Attention:         Ronan O’Brien, General Counsel and Secretary

Email:               ronan.obrien@peartherapeutics.com

with a copy to (which shall not constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention:         Jocelyn M. Arel

               Michael R. Patrone

Email:              jarel@goodwinlaw.com

               mpatrone@goodwinlaw.com

If to the Company Stockholder:

[                    ]

[                    ]

[                    ]

Attention:         [                    ]

Email:               [                    ]

with a copy to (which shall not constitute notice):

[                    ]

[                    ]

[                    ]

Attention:        [                    ]

[                    ]

Email:              [                    ]

[                    ]

Section 3.10    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 3.11    Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 3.12    Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Company Stockholder makes no agreement or understanding herein in any capacity other than in its capacity as a record holder and beneficial owner of the Subject Company Shares and (b), if applicable, nothing herein will be construed to limit or affect any action or inaction by the Company Stockholder in its capacity as a member of the board of directors (or other similar governing body) of the Company or any of its Affiliates or as an officer, employee or fiduciary of the Company or any of its Affiliates, in each case, acting in such Person’s capacity as a director, officer, employee     or fiduciary of the Company or such Affiliate.

Section 3.13    Non-Recourse. This Agreement may only be enforced against, and Proceeding based upon, arising out of or related to this Agreement may only be brought against, the Persons that are expressly named as parties to this Agreement. Except to the extent named as a party to this Agreement, and then only to the extent of the specific obligations of such parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or advisor of any party to this Agreement or any Subsidiary of the Company or THMA will have any liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or liabilities of any of the parties to this Agreement or for any Proceeding based upon, arising out of or related to this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company Stockholder, THMA, and the Company have each caused this Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDER:

[ ]

By:
Name:
Title:

THMA:

THIMBLE POINT ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Company Stockholder Support Agreement]

COMPANY:

PEAR THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Company Stockholder Support Agreement]